Income Taxes	12 Months Ended
Dec. 31, 2025
Income Taxes
Income Taxes

22. Income Taxes

The calculation of the tax charge is as follows:

	2025	2024	2023

	(€ in thousands)
Consolidated result before corporate income taxes	(42,165)	(27,960)	(27,813)

Income tax based on domestic rate (25.8%)	10,879	7,214	7,176
Tax effect of:
Different tax rates in foreign jurisdictions	(19)	—	(8)
(Non-deductible expenses) / non-taxable gains	(830)	(269)	(289)
Share- and loan-issue expenditures that are tax deductible	—	1,117	—
Change in unrecognized deductible temporary differences	(47)	(73)	(67)
Current year losses for which no deferred tax asset was recognized	(10,002)	(7,989)	(6,820)
True-up for prior year	—	197	86
Income tax (charge) / benefit	(19)	197	78
Effective tax rate	(0.05)%	0.70%	0.30%

The Company recognizes deferred tax assets arising from unused tax losses, deductible temporary differences or tax credits only to the extent that the Company has sufficient taxable temporary differences or there is convincing evidence that sufficient taxable profit will be available against which the unused tax losses or unused tax credits can be utilized. Management’s judgment is that such convincing evidence is currently not sufficiently available and a deferred tax asset is therefore only recognized to the extent that the Company has sufficient taxable temporary differences. Consequently, the Company has not recognized a deferred tax asset related to operating losses.

A deferred tax liability amounting to € 2,578,000 (2024: € 2,950,000) arises due to a taxable temporary difference associated with the Company’s right-of-use asset for the lease of its Leiden headquarters. A deferred tax asset amounting to € 2,862,000 (2024: € 3,260,000) arises due to a deductible temporary difference associated with the corresponding lease liability. As these deferred tax positions relate to income taxes levied by the same taxation authority (namely that of the Netherlands), and there is a legally enforceable right to offset current tax assets against current tax liabilities, and the Company intends to settle its current tax assets and liabilities on a net basis, the deferred tax asset associated with the lease liability is offset against the deferred tax liability associated with the right-of-use asset. The remaining balance of the deferred tax asset is not recognized, as it is Management’s judgment that there is no sufficient convincing evidence that sufficient taxable profit will be available against which the unused tax losses or unused tax credits can be utilized.

As per December 31, 2025, the Company has a total amount of € 476.0 million (2024: € 437.3 million, 2023: € 402.3 million) tax loss carry-forwards available for offset against future taxable profits. From January 1, 2022, tax loss carry-forwards may be carried forward indefinitely. However, the offset of losses will be limited in a given year against the first € 1.0 million of taxable profit. For taxable profit in excess of this amount, losses may only be offset up to 50% of this excess. In addition, as per December 31, 2025 the Company has a total of € 0.3 million (2024: € 1.3 million, 2023: € 2.3 million) of unused non-deductible interest expenses, which may be carried forward indefinitely. However, the offset will be limited in a given year against the higher of 20% of adjusted taxable profit or € 1.0 million of interest income.